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                                                               Exhibit 99.1

                                                     Frontier Communications
                                                           3 High Ridge Park
                                                          Stamford, CT 06905
                                                                203.614.5600
                                                            www.frontier.com

FOR IMMEDIATE RELEASE

Contact:
David Whitehouse
203-614-5708

     Frontier Communications to Release First-Quarter Results and Host Call

STAMFORD,  Conn., March 26, 2009 -- Frontier  Communications  Corporation (NYSE:
FTR) plans to release first-quarter 2009 results on Thursday, May 7, 2009 before the market opens and to host a conference call that day at 9:00 A.M. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at:

http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=66508&eventID=2143730
-------------------------------------------------------------------------------------

A telephonic replay of the conference call will be available from noon eastern time, Thursday, May 7, 2009 through midnight Wednesday, May 13, 2009, via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 1833334. A Webcast replay of the call will be available at the above Website until noon eastern time, June 7, 2009.

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